EXHIBIT 10.17

ASSIGNMENT

WHEREAS, I, Kenneth R. Code, residing at 1780 Glastonbury Boulevard #4, Edmonton, Alberta, Canada T5T 6P9, made certain new and useful inventions and improvements for which I executed an application for Letters Patent of the United States which is entitled SYSTEMS PROVIDING ANTIMICROBIAL ACTIVITY, and hereby assigns U.S. Provisional Patent Application Serial No. 60/850,976, filed on October 11, 2006, and all applications claiming priority therefrom.

AND WHEREAS, BioLargo Life Technologies, Incorporated, a corporation organized and existing under and by virtue of the laws of the State of California, and having an office and place of business at 2603 Main Street, Suite 1155, Irvine California 92614 (hereinafter “Assignee”) is desirous of acquiring the entire right, title and interest in and to said inventions, improvements and application and in and to the Letters Patent to be obtained therefor;

NOW, THEREFORE, to all whom it may concern, be it known that for good and valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, I have sold, assigned, and transferred, and by these presents do sell, assign and transfer unto said Assignee, its successors or assigns, the entire right, title and interest for all countries in and to all inventions and improvements disclosed in the aforesaid application, and in and to the said application, all divisions, continuations, continuations-in-part, or renewals thereof, all Letters Patent which may be granted therefrom, and all reissues or extensions of such patents, and in and to any and all applications which have been or shall be filed in any foreign countries for Letters Patent on the said inventions and improvements, including an assignment of all rights under the provisions of the International Convention, and all Letters Patent of foreign countries which may be granted therefrom; and I do hereby authorize and request the Commissioner of Patents and Trademarks to issue any and all United States Letters Patent for the aforesaid inventions and improvements to the said Assignee as the assignee of the entire right, title and interest in and to the same, for the use of the said Assignee, its successors and assigns.

Docket No.: 617.003US1	Page 2 of 2
Serial No.: 60,850,976
Filing Date: October 11, 2006
Title: Systems Providing Antimicrobial Activity

AND, for the consideration aforesaid, I do hereby agree that we and our executors and legal representatives will make, execute and deliver any and all other instruments in writing including any and all further application papers, affidavits, assignments and other documents, and will communicate to said Assignee, its successors and representatives all facts known to me relating to said improvements and the history thereof and will testify in all legal proceedings and generally do all things which may be necessary or desirable more effectually to secure to and vest in said Assignee, its successors or assigns the entire right, title and interest in and to the said improvements, inventions, applications, Letters Patent, rights, titles, benefits, privileges and advantages hereby sold, assigned and conveyed, or intended so to be.

AND, furthermore I covenant and agree with said Assignee, its successors and assigns, that no assignment, grant, mortgage, license or other agreement affecting the rights and property herein conveyed has been made to others by me and that full right to convey the same as herein expressed is possessed by me.

IN TESTIMONY WHEREOF, I have hereunto set my hand this 20th day of April, 2007

Name:	Kenneth R. Code

CITY OF EDMONTON AB

COUNTRY OF CANADA

Witnessed, on this          day of                     , 2007 by

/s/ JUDITH A. CODE
Witness

Judith A. Code
Witness Name (Print)

#4, 1780 Glastonway Blvd. Edmonton, AB
Witness Address

UNITED STATES PATENT AND TRADEMARK OFFICE

UNDER SECRETARY OF COMMERCE FOR INTELLECTUAL PROPERTY AND

DIRECTOR OF THE UNITED STATES PATENT AND TRADEMARK OFFICE

APRIL 25, 2007

PTAS

MARK A. LITMAN

MARK A. LITMAN & ASSOCIATES, P.A.

YORK BUSINESS CENTER

3209 WEST 76TH ST, SUITE 205

EDINA, MN 55435

UNITED STATES PATENT AND TRADEMARK OFFICE

NOTICE OF RECORDATION OF ASSIGNMENT DOCUMENT

THE ENCLOSED DOCUMENT HAS BEEN RECORDED BY THE ASSIGNMENT DIVISION OF THE U.S. PATENT AND TRADEMARK OFFICE. A COMPLETE MICROFILM COPY IS AVAILABLE AT THE ASSIGNMENT SEARCH ROOM ON THE REEL AND FRAME NUMBER REFERENCED BELOW.

PLEASE REVIEW ALL INFORMATION CONTAINED ON THIS NOTICE. THE INFORMATION CONTAINED ON THIS RECORDATION NOTICE REFLECTS THE DATA PRESENT IN THE PATENT AND TRADEMARK ASSIGNMENT SYSTEM. IF YOU SHOULD FIND ANY ERRORS OR HAVE QUESTIONS CONCERNING THIS NOTICE, YOU MAY CONTACT THE EMPLOYEE WHOSE NAME APPEARS ON THIS NOTICE AT 571-272-3350. PLEASE SEND REQUEST FOR CORRECTION TO: U.S. PATENT AND TRADEMARK OFFICE, MAIL STOP: ASSIGNMENT SERVICES BRANCH, P.O. BOX 1450, ALEXANDRIA, VA 22313.

RECORDATION DATE: 04/24/2007	REEL/FRAME: 019206/0630
NUMBER OF PAGES: 5

BRIEF: ASSIGNMENT OF ASSIGNOR’S INTEREST (SEE DOCUMENT FOR DETAILS). DOCKET NUMBER: 617.003USP

ASSIGNOR:

CODE, KENNETH R.	DOC DATE: 04/20/2007

ASSIGNEE:

BIOLARGO LIFE TECHNOLOGIES,

INCORPORATED

2603 MAIN STREET, SUITE 1155

IRVINE, CALIFORNIA 92614

SERIAL NUMBER: 60850976	FILING DATE: 10/11/2006
PATENT NUMBER:	ISSUE DATE:
TITLE: SYSTEMS PROVIDING ANTIMICROBIAL ACTIVITY

P.O. Box 1450. Alexandria. Virginia 22313–1450 - WWW.USPTO.GOV

019206/0630 PAGE 2

SEDLEY PYNE, PARALEGAL

ASSIGNMENT SERVICES BRANCH

PUBLIC RECORDS DIVISION